SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 13, 2003

GRAY TELEVISION, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	0-13796	58-0285030

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4370 Peachtree Road, Atlanta, Georgia	30319

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 504-9828

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 PRESS RELEASE DATED 5/13/03

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

99.1	Press Release of Gray Television, Inc. issued May 13, 2003.

Item 9. Regulation FD Disclosure.

     The information set forth under this Item 9 is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release Nos. 33-8216 and 34-47583. Such information, including the Exhibits attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

     On May 13, 2003, Gray Television, Inc. issued a press release reporting its financial results for the first quarter ended March 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAY TELEVISION, INC. (Registrant)

Dated: May 13, 2003	By:	/s/ James C. Ryan

James C. Ryan, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	Press Release of Gray Television, Inc. issued May 13, 2003.